UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report:   January 8, 2004
                                                  ---------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Maryland                      000-27045                36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS  Employer
of  Incorporation)                                         Identification  No.)


                        110 Washington Avenue, 4th Floor
                         North Haven, Connecticut 06473
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (203) 234-6350
                                                          -----------------


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          (Former name or former address, if changes since last report)



ITEM  5.  OTHER EVENTS.


     By a Special Meeting of the Shareholders held on the 8th day of January, 2004 at the Company's office in North Haven, Connecticut, a quorum representing a majority of the issued shares being present, it was unanimously approved that Dr. Kenneth Barton Farris be elected to the Board of Directors of the Company until the next Annual Meeting of Shareholders, whereby hereafter, the Board of Directors will consist of Trent Sommerville as Chairman, Jerry Gruenbaum and Dr. Kenneth B. Farris.

     Dr. Farris, a resident of New Orleans, Louisiana is a graduate of Tulane University's School of Medicine where he received his MD and MPH degrees in 1975. He is a graduate of Carnegie-Mellon University where he received his BS degree in 1971. Dr. Farris is board certified in Pathology. He has been teaching at Tulane University School of Medicine since 1975 where he has received numerous awards for outstanding teaching. Since 1991 he has held the position of Clinical Associate Professor, Department of Pathology and Clinical Associate Professor Department of Pediatrics. In addition Dr Ferris holds the position of Director of Pathology at West Jefferson Medical Center in Marrero, Louisiana, and Medical Director, Laboratory at Pendleton Memorial Methodist Hospital. Dr. Farris is a member of various medical societies and has published extensively. Among his many accomplishments in his field, as of 1982 he holds the position of Laboratory Accreditation Program Inspector for the College of American Pathologists. He is a founding member and past President of the Greater New Orleans Pathology Society. He is currently a Delegate to the House of Delegates to the American Medical Association. He has held various positions including past President, Speaker to the House of Delegates, member of the Board of Governors and a current Delegate to the House of Delegates to the Louisiana State Medical Society. He has held the position of President, Vice President, Secretary and Treasurer for the Tulane Medical Alumni Association. He is a former Drug Control Crew Chief to the United States Olympic Committee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 8, 2004                             International Wireless, Inc.
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                                                    (Registrant)

                                                    /s/  Jerry Gruenbaum
                                                    ----------------------------
                                                      Jerry Gruenbaum, CFO and
                                                      Secretary